UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2012 (May 2, 2012)

Two Harbors Investment Corp.
(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Carlson Parkway, Suite 150 Minnetonka, MN 55305
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (612) 629-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02           Results of Operations and Financial Condition

On May 2, 2012, Two Harbors Investment Corp. (“Two Harbors”) issued a press release announcing its financial results for the fiscal quarter ended March 31, 2012.  Also on May 2, 2012,  Two Harbors furnished a Current Report on Form 8-K (the “Form 8-K”) to the Securities and Exchange Commission and attached a copy of the press release as Exhibit 99.1 thereto.

Two Harbors subsequently discovered that certain data in the Consolidated Statements of Comprehensive Income and Reconciliation of GAAP to Non-GAAP Financial Information included in Exhibit 99.1 was not properly rounded to the nearest thousands.  This amendment to the Form 8-K is for the sole purpose of furnishing an updated version of the press release to correct such rounding errors (the “corrected press release”). The corrected press release, which is attached hereto as Exhibit 99.1, replaces and supersedes the previously furnished press release in its entirety.

The information contained herein, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for any other purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 herein, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the registrant specifically states that the information or exhibit is incorporated by reference).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 2, 2012, issued by Two Harbors Investment Corp. announcing First Quarter 2012 results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

	By:	/s/ TIMOTHY W. O'BRIEN
Timothy O'Brien
Secretary and General Counsel

Date: May 2, 2012